                                                                   Exhibit 10.12

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into as of
                                -----------
January 2, 2002 (the "Effective Date"), by and between ADERIS PHARMACEUTICALS,
                      --------------
INC., a Delaware corporation (the "Company"), and William S. Wheeler, M.D.
                                   -------
("Executive").
  ---------

AGREEMENT
---------

1.   EMPLOYMENT

     The Company hereby employs Executive and Executive hereby accepts employment upon the terms and conditions set forth below.

2.   TERM AND RENEWAL

     2.1  Term. The term of this Agreement shall commence on the Effective Date,
          ----
and shall continue for two (2) years from the Effective Date (the "Original
                                                                   --------
Employment Term"), on the terms and conditions set forth below, unless sooner
---------------
terminated as provided in Section 5.

     2.2  Extension. Following the expiration of the Original Employment Term
          ---------
and provided that this Agreement has not been terminated pursuant to Section 5, and every year thereafter, the Agreement shall be automatically renewed for an additional 12 month period (the "Extension Period"), effective on each
                                ------------------
anniversary date of the Effective Date, unless either party notifies the other party in writing not less than 30 days prior to the expiration of the Original Employment Term or any subsequent 12 month period.

3.   COMPENSATION

     3.1  Base Compensation. For the services to be rendered by Executive under
          -----------------
this Agreement, Executive shall be entitled to receive an initial annual base compensation ("Base Compensation") of $260,000, payable in substantially equal
               -----------------
bi-weekly installments. Thereafter, the Base Compensation shall be reviewed and adjusted annually as recommended by the Compensation Committee (the "Compensation Committee") and approved by the Board of Directors (the "Board")
 ----------------------                                                -----
of the Company, or if there is no Compensation Committee, then by the Board; provided, however, in no event may the Base Compensation be adjusted below the initial annual Base Compensation set forth in this Section 3.1.

     3.2  Bonus Compensation. The Compensation Committee shall review
          ------------------
Executive's performance at least annually during each year of the Original Employment Term and during any periods of automatic extension of this Agreement pursuant to Section 2.2. The Compensation Committee shall recommend and the Board shall approve and authorize the Company to award Executive a cash bonus which shall reasonably be determined as fairly compensating and rewarding Executive for services rendered to the Company and/or as an incentive for continued service to the Company. The amount of such cash bonus shall be determined in the sole and absolute discretion of the Board based upon the recommendation of the Compensation Committee, shall be dependent on, among other things, the achievement of certain performance levels by the Company, including, growth in funds from operations, and Executive's performance and contribution to increasing the funds from operations.

     3.3  Benefits.
          --------

          (a) Medical Insurance. The Company shall provide to Executive and
              -----------------
Executive's spouse and children, at its sole cost, such health, dental and optical insurance as the Company may from time to time make available to its other executive employees.

          (b) Life and Disability Insurance. The Company shall provide Executive
              -----------------------------
such disability and life insurance as the Company in its sole discretion may from time to time make available to its other executive employees.

          (c) Pension Plans, Etc. Executive shall be entitled to participate in
              ------------------
all pension, 401(k) and other employee plans and benefits established by the Company on at least the same terms as the Company's other executive employees.

     3.4  Vacation. Executive shall be entitled to four (4) vacation weeks (20
          --------
business days) in each calendar year, subject to and on a basis consistent with Company policy. In addition, Executive shall be entitled to all Company holidays.

4.   POSITION AND DUTIES

     4.1  Position. Executive shall serve as Vice President, Chief Medical
          --------
Officer. The Company agrees that the duties that may be assigned Executive shall be the usual and customary duties of the offices of Vice President, Chief Medical Officer. Executive shall have such executive power and authority as shall reasonably be required to enable Executive to discharge the duties of such offices. At the Company's request, Executive may, at Executive's discretion, serve the Company and its respective subsidiaries in other offices and capacities in addition to the foregoing, but shall not be required to do so. In the event the Company and Executive mutually agree that Executive shall terminate Executive's service in any one or more of the aforementioned capacities, or Executive's service in one or more of the aforementioned capacities is terminated, Executive's compensation, as specified in this Agreement, shall not be diminished or reduced in any manner.

     4.2  Devotion of Time and Effort. Executive shall use Executive's good
          ---------------------------
faith best efforts and judgment in performing Executive's duties as required hereunder and to act in the best interests of the Company. Executive shall devote substantially all of his business time and attention to the performance of services of the Company in his capacity as an officer thereof and as may reasonably be requested by the Board.

     4.3  Other Activities. Executive may engage in other activities for
          ----------------
Executive's own account while employed hereunder, including, charitable, community and other business activities, provided that such other activities do not materially interfere with the performance of Executive's duties hereunder.

     4.4  Business Expenses. The Company shall promptly, but in no event later
          -----------------
than ten days after submission of a claim of expenditure, reimburse Executive for all reasonable business expenses including, business seminar fees, professional association dues and reasonable entertainment expenses incurred by Executive in connection with the business of the Company, upon presentation to the Company of written receipts for such expenses. Such reimbursement shall also include, but not be limited to, reimbursement for all reasonable travel expenses, including all airfare, hotel and rental car expenses incurred by Executive in travelling in connection with the business of the Company.

     4.5   Company's Obligations. The Company shall provide Executive with any
           ---------------------
and all necessary or appropriate current financial information and access to current information and records regarding all material transactions involving the Company, including but not limited to acquisition of assets, personnel contracts, dispositions of assets, service agreements and registration statements or other state or federal filings or disclosures, reasonably necessary for Executive to carry out Executive's duties and responsibilities hereunder. In addition, the Company agrees to provide Executive, as a condition to Executive's services hereunder, such staff, equipment and office space as is reasonably necessary for Executive to perform Executive's duties hereunder.

5.   TERMINATION

     5.1   By Company Without Cause. The Company may terminate this Agreement
           ------------------------
without "cause" (as hereinafter defined) at any time following the Effective Date, provided that the Company first deliver to Executive the Company's written election to terminate this Agreement at least 90 days prior to the effective date of termination.

     5.2   Severance Payment.
           -----------------

           (a)  Amount. In the event the Company terminates Executive's services
                ------
hereunder without cause pursuant to Section 5.1 or by Executive pursuant to
Section 5.4 or 5.6, Executive shall continue to render services to the Company pursuant to this Agreement until the date of termination and shall continue to receive compensation, as provided hereunder, through the termination date. In addition to other compensation payable to Executive for services rendered through the termination date, the Company shall pay Executive no later than the date of such termination, as a single severance payment, an amount equal to (i) Executive's highest monthly Base Compensation paid hereunder during the preceding 12 month period, multiplied by the greater of the number of months remaining in the employment term (as determined under Section 2 above) measured from the termination date or 12, plus (ii) one times the average annual bonus received by the Executive during the preceding twenty-four month period (the "Severance Amount").
 ----------------

           (b)  Benefits. In the event Executive's employment hereunder is
                --------
terminated by the Company without cause pursuant to Section 5.1, by the Company with cause on account of Executive's Disability (as defined in Section 5.3(d) hereof), or by Executive pursuant to Section 5.4 or 5.6, then in addition to paying Executive the Severance Amount, the Company shall continue to provide to Executive and Executive's spouse and children, as applicable, all of the benefits described in Section 3.3 for a period equal to the greater of (i) the remaining term of this Agreement or (ii) one year commencing on the date of such termination (the "Severance Benefits").
                  ------------------

           (c)    Acceleration of Vesting.
                  -----------------------

                  (i) In the event Executive's employment hereunder is terminated by the Company without cause pursuant to Section 5.1, or by Executive pursuant to Section 5.4 or 5.6, then in addition to paying Executive the Severance Amount and the Severance Benefits, the vesting of (A) the unvested portion of any stock option to purchase Company common stock granted to Executive ("Stock Options") and (B) any shares of Company common stock granted
            -------------
to Executive which is subject to forfeiture ("Restricted Stock"), shall continue
                                              ----------------
to vest for a period of (1) one year and, with respect to the vested portion of any Restricted Stock, shall cease to be subject to forfeiture and, with respect to the vested portion of any Stock Options, shall be exercisable.

                  (ii) In the event Executive's employment hereunder is terminated on account of Executive's death, the vesting of (A) the unvested portion of any stock option to purchase Company common stock granted to Executive ("Stock Options") and (B) any shares of Company common stock granted
            -------------
to Executive which is subject to forfeiture ("Restricted Stock"), shall continue
                                              ----------------
to vest for a period of (1) one year and, with respect to the vested portion of any Restricted Stock, shall cease to be subject to forfeiture and, with respect to the vested portion of any Stock Options, shall be exercisable.

     5.3   By the Company For Cause. The Company may terminate Executive for
           ------------------------
cause at any time, upon written notice to Executive. For purposes of this Agreement, "cause" shall mean:

           (a)    Executive's conviction for commission of a felony;

           (b) Executive's willful commission of any act of theft, embezzlement or misappropriation against the Company;

           (c) Executive's willful and continued failure to substantially perform Executive's duties hereunder (other than such failure resulting from Executive's incapacity due to physical or mental illness), which failure is not remedied within a reasonable time after written demand for substantial performance is delivered by the Company which specifically identifies the manner in which the Company believes that Executive has not substantially performed Executive's duties; or

           (d)    Executive's death or Disability (as hereinafter defined).

         In the event Executive is terminated for cause pursuant to this Section 5.3, Executive shall have the right to receive Executive's compensation as otherwise provided under this Agreement through the effective date of termination. Executive shall have no further right to receive compensation or other consideration from the Company or have any other remedy whatsoever against the Company as a result of this Agreement or the termination of Executive pursuant to this Section 5.3, except as set forth below with respect to a termination due to Executive's Disability.

         In the event Executive is terminated by reason of Executive's Disability (but not death), the Company shall immediately pay Executive a single severance payment equal to the Severance Amount. Said payment shall be in addition to any disability insurance payments to which Executive is otherwise entitled and any other compensation earned by Executive hereunder. For purposes of this Agreement, the term "Disability" shall mean a physical or mental incapacity as a result of which Executive becomes unable to continue the proper performance of Executive's duties hereunder for six consecutive calendar months or for shorter periods aggregating 180 business days in any 12 month period, but only to the extent that such definition does not violate the Americans with Disabilities Act of 1990.

     5.4   By Executive For Good Reason. Executive may terminate this Agreement
           ----------------------------
for good reason upon at least 30 days' prior written notice to the Company. For purposes of this Agreement, "good reason" shall mean:

           (a) the Company's material breach of any of its respective obligations hereunder and either such breach is incurable or, if curable, has not been cured within 30 business days following receipt by the Company of written notice from Executive to the Company of such breach by the Company;

           (b) any material decrease in Executive's authority or responsibilities as Vice President, Chief Medical Officer of the Company without Executive's prior written consent; or

           (c) any decrease in the Base Compensation including any adjustments under Section 3.1 above or Benefits under Section 3.3 above payable to Executive by the Company without Executive's prior consent; any decrease in the Bonus Compensation under Section 3.2 above shall not constitute good reason; or

     In the event that Executive terminates this Agreement for good reason pursuant to this Section 5.4, Executive shall have the right to receive Executive's compensation as provided hereunder through the effective date of termination and shall also have the same rights and remedies against the Company as Executive would have had if the Company had terminated Executive's employment without cause pursuant to Section 5.1 (including the right to receive the Severance Amount payable and the Severance Benefits to be provided under Section 5.2).

     5.5   Executive's Voluntary Termination. Executive may, at any time,
           ---------------------------------
terminate this Agreement without good reason upon written notice delivered to the Company at least 90 days prior to the effective date of termination. In the event of such voluntary termination of this Agreement by Executive: (i) Executive shall have the right to receive Executive's compensation as provided hereunder through the effective date of termination; and (ii) the Company on the one hand, and Executive, on the other hand, shall not have any further right or remedy against one another except as provided in Sections 6, 7 and 8 hereof which shall remain in full force and effect.

     5.6   Change of Control. Executive may terminate this Agreement, upon
           -----------------
at least 30 days' prior written notice to the Company at any time within one year after a "change in control" (as hereinafter defined) of the Company. In the event Executive terminates this Agreement within one year after a change in control pursuant to this Section 5.6, (i) Executive shall continue to render services pursuant hereto and shall continue to receive compensation, as provided hereunder, through the termination date, (ii) the Company shall pay Executive no later than the date of such termination, as a single severance payment, an amount equal to the Severance

Amount and (iii) following such termination, the Company shall provide the Severance Benefits as required by Section 5.2(b). For purposes of this Agreement, a "change in control" shall mean the occurrence of any of the following events:

           (a) an acquisition of any voting securities of the Company (the "Voting Securities") by any "person" (as the term "person" is used for purposes
-------------------
of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such person has "beneficial
             ----------
ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the Company's then outstanding Voting Securities; or

           (b) approval by the stockholders of the Company of:

               (i) a merger, consolidation, share exchange or reorganization of the Company, unless the stockholders of the Company, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately following such merger, consolidation, share exchange or reorganization, at least 60% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganization (the "Surviving Company") in
                                                     -------------------
substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization; or

               (ii) a complete liquidation or dissolution of the Company; or

               (iii) an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

6.       NON-SOLICITATION

         During the period following the date Executive's employment hereunder is terminated where the Executive continues to receive Compensation, Severance, Benefits or Vesting under this Agreement, Executive shall not solicit or induce any of the Company's employees, agents or independent contractors to end their relationship with the Company, or recruit, hire or otherwise induce any such person to perform services for Executive.

7.       NON-COMPETITION AfTER TERMINATION

         Executive agrees to be bound by the terms of the Confidential Information and Non-Competition agreement attached hereto as Exhibit A and incorporated herein by reference.

8.       INDEMNIFICATION

         To the fullest extent permitted under applicable law, the Company shall indemnify, defend and hold Executive harmless from and against any and all causes of action, claims, demands, liabilities, damages, costs and expenses of any nature whatsoever (collectively, "Damages") directly or indirectly arising
                                      -------
out of or relating to Executive discharging Executive's duties hereunder on behalf of the Company, so long as Executive acted in good faith within the course and scope of Executive's duties with respect to the matter giving rise to the claim or Damages for which Executive seeks indemnification.

9.       GENERAL PROVISIONS

         9.1  Assignment; Binding Effect. Neither the Company nor Executive may
              --------------------------
assign, delegate or otherwise transfer this Agreement or any of their respective rights or obligations hereunder without the prior written consent of the other party. Any attempted prohibited assignment or delegation shall be void. This Agreement shall be binding upon and inure to the benefit of any permitted successors or assigns of the parties and the heirs, executors, administrators and/or personal representatives of Executive.

         9.2  Notices. All notices, requests, demands and other communications
              -------
that are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given where received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method with electronic confirmation of receipt; the day after it is sent, if sent for next-day delivery to a domestic address by recognized overnight delivery service (e.g., FEDEX); and upon receipt, if sent by certified or
                  ---
registered mail, return receipt requested. In each case notice shall be sent to:

     If to the Company:            Aderis Pharmaceuticals, Inc.
                                   85 Main Street
                                   Hopkinton, MA 01748
                                   Attention: Chief Executive Officer
                                   Facsimile: 508-497-9553

     If to Executive:              William S. Wheeler
                                   205 Whitcomb Lane
                                   Cary, NC 27511

Any party may change its address for the purpose of this Section 9.2 by giving the other party written notice of its new address in the manner set forth above.

         9.3 Entire Agreement. This Agreement constitutes the entire agreement
             ----------------
of the parties, and supersedes all prior agreements, employment letters, understandings and negotiations, whether written or oral, between the Company and Executive with respect to the employment of Executive by the Company.

         9.4 Amendments; Waivers. This Agreement may be amended or modified, and
             -------------------
any of the terms and covenants may be waived, only by a written instrument executed by the parties hereto, or, in the case of a waiver, by the party waiving compliance. Any waiver by any party in any one or more instances of any term or covenant contained in this Agreement shall neither be deemed to be nor construed as a further or continuing waiver of any such term or covenant of this Agreement.

     9.5  Provision; Severable. In case any one or more provisions of this
          --------------------
Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not, in any way, be affected or impaired thereby. If any provision hereof is determined by any court of competent jurisdiction to be invalid or unenforceable by reason of such provision extending the covenants and agreements contained herein for too great a period of time or over too great a geographical area, or being too extensive in any other respect, such provision shall be interpreted to extend only over the maximum period of time and geographical area, and to the maximum extent in all other respects, as to which it is valid and enforceable, all as determined by such court in such action.

     9.6  Attorneys' Fees. If any legal action, arbitration or other proceeding,
          ---------------
is brought for the enforcement of this Agreement, or because of an alleged dispute, breach or default in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, including any appeal of such action or proceeding, in addition to any other relief to which that party may be entitled.

     9.7  Governing Law. This Agreement shall be construed, performed and
          -------------
enforced in accordance with, and governed by the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

     9.8  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

THE COMPANY
-----------

ADERIS PHARMACEUTICALS, INC.
a Delaware corporation

By:   /s/ Peter G. Savas
     _____________________________________
     Peter G. Savas,
     Chief Executive Officer and President


EXECUTIVE
---------

  /s/ William S. Wheeler, M.D.
__________________________________________
William S. Wheeler, M.D.

                                    EXHIBIT A

              CONFIDENTIAL INFORMATION AND NONCOMPETITION AGREEMENT

To:  Aderis Pharmaceuticals, Inc.                 Date:


     The undersigned, in consideration of and as a condition of my employment or continued employment by you and/or by companies that you own, control, or are affiliated with or their successors in business (collectively, the "Company"), hereby agrees as follows:

     1.  Confidentiality. I agree to keep confidential, except as the Company
         ---------------
may otherwise consent in writing, and except for the Company's benefit, not to disclose or make any use of at any time either during or subsequent to my employment, any Inventions (as hereinafter defined), trade secrets, confidential information, knowledge, data or other information of the Company relating to products, franchises, processes, know-how, techniques, methods, designs, formulas, test data, customer lists, business plans, marketing plans and strategies, pricing strategies, or other subject matter pertaining to any business of the Company or any of its affiliates, which I may produce, obtain, or otherwise acquire during the course of my employment, except as herein provided. I further agree not to deliver, reproduce or in any way allow any such trade secrets, confidential information, knowledge, data or other information, or any documentation relating thereto, to be delivered to or used by any third parties without specific direction or consent of the Chairman of the Board or the Chief Executive Officer of the Company. The provisions of this Section 1 shall not apply to such knowledge, data or other information that is generally known to the public.

     2.  Conflicting Employment; Return of Confidential Material. I agree that
         -------------------------------------------------------
during my employment with the Company I will not engage in any other employment, occupation, consulting or other activity relating to the business in which the Company is now or may hereafter become engaged, or which would otherwise conflict with my obligations to the Company. In the event my employment with the Company terminates for any reason whatsoever, I agree to promptly surrender and deliver to the Company all trade secrets, confidential information, processes and records, including, but not limited to, designs, formulae, test data, customer lists, business plans and strategies, Inventions or other written memoranda, materials, equipment, drawings, documents and data that I may obtain or produce during the course of my employment, and I will not take with me any description containing or pertaining to any confidential information, knowledge or data of the Company that I may produce or obtain during the course of my employment.

         3.       Assignment of Inventions.
                  ------------------------

                  3.1 I hereby acknowledge and agree that the Company is the owner of all Inventions. In order to protect the Company's rights to such Inventions, by executing this Agreement I hereby irrevocably assign to the Company all my right, title and interest in and to all Inventions to the Company.

                  3.2 For purposes of this Agreement, "Inventions" shall mean all discoveries, processes, designs, technologies, methods, techniques, devices, or improvements in any of the foregoing or other ideas, whether or not patentable or copyrightable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) during the period of my employment with the Company that relate to the actual or demonstrably anticipated business, work, or research and development of the Company, or result from or are suggested by any task assigned to me or any work performed by me for or on behalf of the Company.

                  3.3 Any discovery, process, design, method, technique, technology, device, or improvement in any of the foregoing or other ideas, whether or not patentable or copyrightable and whether or not reduced to practice, made or conceived by me (whether solely or jointly with others) that I develop entirely on my own time not using any of the Company's equipment, supplies, facilities, or trade secret information ("Personal Invention") is excluded from this Agreement provided such Personal Invention (a) does not relate to the actual or demonstrably anticipated business, research and development of the Company, and (b) does not result, directly or indirectly, from any work performed by me for the Company.

         4.       Disclosure of Inventions. I agree that in connection with any
                  ------------------------
Invention, I will promptly disclose such Invention to the Board of Directors of the Company in order to permit the Company to enforce its property rights to such Invention in accordance with this Agreement. My disclosure shall be received in confidence by the Company. If the Company in good faith decides not to use an Invention, it will advise me of same and the rights to such Invention will revert to me within a reasonable period of time.

         5.       Patents and Copyrights; Execution of Documents.
                  ----------------------------------------------

                  5.1 Upon request, I agree to assist the Company or its nominee (at its expense) during and at any time subsequent to my employment in every reasonable way to obtain for its own benefit patents and copyrights for Inventions in any and all countries. Such patents and copyrights shall be and remain the sole and exclusive property of the Company or its nominee. I agree to perform such lawful acts as the Company deems to be necessary to allow it to exercise all right, title and interest in and to such patents and copyrights.

                  5.2 In connection with this Agreement, I agree to execute, acknowledge and deliver to the Company or its nominee upon request and at its expense all documents, including assignments of title, patent or copyright applications, assignments of such applications, assignments of patents or copyrights upon issuance, as the Company may determine necessary or desirable to protect the Company's or its nominee's interest in Inventions, and/or to use in obtaining patents or copyrights in any and all countries and to vest title thereto in the Company or its nominee to any of the foregoing.

         6.  Maintenance of Records. I agree to keep and maintain adequate and
             ----------------------
current written records of all Inventions made by me (in the form of notes, sketches, drawings, flowcharts, printouts, diskettes and other records as may be specified by the Company), which records shall be available to and remain the sole property of the Company at all times.

         7.  Prior Inventions. It is understood that all Personal Inventions, if
             ----------------
any, whether patented or unpatented, which I made prior to my employment by the Company, are excluded from this Agreement. To preclude any possible uncertainty, I have set forth on Schedule A attached hereto a complete list of all of my prior Personal Inventions, including numbers of all patents and patent applications and a brief description of all unpatented Personal Inventions that are not the property of a previous employer. I represent and covenant that the list is complete and that, if no items are on the list, I have no such prior Personal Inventions. I agree to notify the Company in writing before I make any disclosure or perform any work on behalf of the Company that appears to threaten or conflict with proprietary rights I claim in any Personal Invention. In the event of my failure to give such notice, I agree that I will make no claim against the Company with respect to any such Personal Invention.

         8.  Other Obligations. I acknowledge that the Company from time to time
             -----------------
may have agreements with other persons, companies, entities, Governments or agencies thereof, that impose obligations or restrictions on the Company regarding Inventions made during the course of work thereunder or regarding the confidential nature of such work. I agree to be bound by all such obligations and restrictions and to take all actions necessary to discharge the Company's obligations.

         9.  Trade Secrets of Others. I represent that my performance of all the
             -----------------------
terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep confidential proprietary information, knowledge, or data acquired by me in confidence or in trust prior to my employment with the Company, and I will not disclose to the Company, or induce the Company to use, any confidential or proprietary information or material belonging to any previous employer or others. I agree not to enter into any agreement either written or oral in conflict herewith.

         10. Post-Employment Activities.
             --------------------------

             10.1 For a period of one (1) year after the termination, for any reason, of my employment with the Company, absent the Company's prior written approval, I will not directly or indirectly engage in activities similar or reasonably related to those in which I shall have engaged for the Company during the two years immediately preceding termination, nor render services similar or reasonably related to those which I shall have rendered during such time to, any person or entity whether existing or hereafter established that directly
                                                                --------
competes with (or proposes or plans to directly compete with) the Company, or in other areas where the Company carries on a substantial amount of business ("Direct Competitor"). In addition, I shall not entice, induce or encourage any of the Company's other employees to engage in any activity that, were it done by me, would violate any provision of this Agreement.

           10.2 No provision of this Agreement shall be construed to preclude me from performing the same services that the Company retains me to perform for any person or entity that is not a Direct Competitor of the Company upon the termination of my employment (or any post-employment consultation) so long as I do not thereby violate any term of this Agreement.

     11.   Remedies. My obligations under this Agreement shall survive the
           --------
termination of my employment with the Company. I acknowledge that a remedy at law for any breach or threatened breach by me of the provisions of this Agreement would be inadequate and I therefore agree that the Company shall be entitled to injunctive relief in case of any such breach or threatened breach.

     12.   Modification. I agree that any subsequent change or changes in my
           ------------
employment duties, salary or compensation or, if applicable, in any Employment Agreement between the Company and me, shall not affect the validity or scope of this Agreement.

     13.   Successors and Assigns. This Agreement shall be binding upon my
           ----------------------
heirs, executors, administrators or other legal representatives and is for the benefit of the Company, its successors and assigns.

     14.   Interpretation. IT IS THE INTENT OF THE PARTIES THAT in case any one
           --------------
or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. MOREOVER, IT IS THE INTENT OF THE PARTIES THAT if any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable or in case any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provision shall be construed by amending, limiting and/or reducing it to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the parties, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

     15.   Waivers. No waiver of any right under this Agreement shall be deemed
           -------
effective unless contained in a writing signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future such right or of any other right arising under this Agreement. If either party should waive any breach of any provision of this Agreement, he or it shall not thereby be deemed to have waived any preceding or succeeding breach of the same or any other provision of this Agreement.

     16.   Complete Agreement, Amendments. The foregoing is the entire agreement
           ------------------------------
of the parties with respect to the subject matter hereof, superseding any previous oral or written communications, representations, understandings, or agreements with the Company or any officer or representative thereof. Any amendment to this Agreement or waiver by the Company

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

of any right hereunder shall be effective only if evidenced by a written instrument executed by the parties hereto, upon authorization of the Company's Board of Directors.

         17.  Headings. The headings of the Sections contained in this Agreement
              --------
are inserted for convenience and reference only and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof, and shall not be deemed to constitute a part hereof nor to affect the meaning of this Agreement in any way.

         18.  Governing Law. This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the Commonwealth of Massachusetts, excluding its conflict of law principles.

         19.  Notices. All notices, requests, demands and communications which
              -------
are or may be required to be given hereunder shall be deemed effectively given if and when sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

              If to the Company:




              If to Employee:




         21. Conflicts. In the event of any conflict between the provisions of
             ---------
this agreement and the provisions of the Employment Agreement, the provisions of the Employment Agreement will govern.



                                                               Very truly yours,




Agreed:
Aderis Pharmaceuticals, Inc.

By:___________________________________________
         Peter G. Savas
         Chief Executive Officer and President

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